                                                                   EXHIBIT 10.10


                               U.S. $1,000,000,000

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          Dated as of November 30, 2000

                                      Among

                          HONEYWELL INTERNATIONAL INC.,

                                  as Borrower,

                                       and

                        THE INITIAL LENDERS NAMED HEREIN,

                               as Initial Lenders,

                                       and

                                 CITIBANK, N.A.,

                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK
                        DEUTSCHE BANK AG, NEW YORK BRANCH
                              BANK OF AMERICA, N.A.

                              as Syndication Agents

                                       and

                            SALOMON SMITH BARNEY INC.

                        as Lead Arranger and Book Manager

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          Dated as of November 30, 2000

                  HONEYWELL INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) THE CHASE MANHATTAN BANK, DEUTSCHE BANK AG, NEW YORK BRANCH and BANK OF AMERICA, N.A., as syndication agents, and SALOMON SMITH BARNEY INC., as lead arranger book manager, hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is party to a 364-Day Credit Agreement dated as of December 2, 1999 (the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $1,000,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. Amendments to the Existing Credit Agreement. (a)
Section 1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Commitment", "Lenders" and "Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

                  "Commitment" means as to any Lender, (i) the Dollar amount set forth opposite its name on Schedule I hereto, (ii) if such Lender has become a Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth as its Commitment in such Assumption Agreement or (iii) if such Lender has entered into any Assignment and Acceptance, the Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), in each case as the same may be terminated or reduced, as the case may be, pursuant to Section 2.05.

                  "Lenders" means, collectively, each Initial Lender and each other Person that shall become a party hereto pursuant to Sections 9.07(a), (b) and (c).

                  "Termination Date" means the earliest of (i) November 29, 2001, (ii) the date that is 90 days after the consummation of a merger of the Borrower with General Electric Co. or any subsidiary of General Electric Co. and (iii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

                  (b) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

                  (c) Schedule 3.01(b) to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule 3.01(b) to this Amendment and Restatement

                  SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

                  (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial
         Lender:

                           (i) The Revolving Credit Notes payable to the order
                  of the Lenders, to the extent requested by any Lender pursuant to Section 2.17.

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying (A) that there are no amendments to the resolutions of the Borrower since the date of the certificate delivered pursuant to Section 3.01(e)(ii) of the Existing Credit Agreement and (B) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

                           (iii) A favorable opinion of the General Counsel,
                  Deputy General Counsel or Assistant General Counsel of the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement.

                           (iv) A favorable opinion of Shearman & Sterling,
                  counsel for the Agent, in form and substance reasonably satisfactory to the Agent.

                  (c) The representations and warranties contained in Section
         4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

                  (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is December 2, 1999).

                  SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE BORROWER


                                HONEYWELL INTERNATIONAL INC.


                                By  /s/ James V. Gelly
                                    -------------------------------------
                                      Name: James V. Gelly
                                      Title: Vice President and Treasurer


                                    THE AGENT


                                CITIBANK, N.A.,
                                     as Agent


                                By  /s/ Carolyn A. Kee
                                    ------------------------------------
                                      Name: Carolyn A. Kee
                                      Title: Vice President


                                THE INITIAL LENDERS


                                ADMINISTRATIVE AGENT

                                CITIBANK, N.A.

                                By: /s/ Carolyn A. Kee
                                    -------------------------------------
                                      Name: Carolyn A. Kee
                                      Title: Vice President

                                CO-SYNDICATION AGENTS

                                BANK OF AMERICA, N.A.

                                By: /s/ John Pocalyko
                                    -------------------------------------
                                      Name: John Pocalyko
                                      Title: Managing Director


                                THE CHASE MANHATTAN BANK

                                By: /s/ Tina Ruyter
                                   --------------------------------------
                                      Name: Tina Ruyter
                                      Title: Vice President

                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCH

                                By: /s/ Jean Hannigan
                                   --------------------------------------
                                      Name: Jean Hannigan
                                      Title: Director

                                By: /s/ Stephanie Strohe
                                   --------------------------------------
                                      Name: Stephanie Strohe
                                      Title: Associate


                                AGENT

                                BARCLAYS BANK PLC

                                By: /s/ Douglas Bernegger
                                   --------------------------------------
                                      Name: Douglas Bernegger
                                      Title: Director


                                SENIOR MANAGING AGENTS

                                BANCA NAZIONALE DE LAVORO S.p.A.-NEW
                                YORK BRANCH

                                By: /s/ Giulio Giovine  /s/ Leonardo Valentini
                                   -------------------------------------------
                                     Name: Giulio Giovine   Leonardo Valentini
                                     Title: Vice President  First Vice President


                                THE BANK OF NEW YORK

                                By: /s/ Ernest Fung
                                    -------------------------------------------
                                     Name: Ernest Fung
                                     Title: Vice President


                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                By: /s/ Jeffrey K. Stanton
                                    --------------------------------------------
                                     Name: Jeffrey K. Stanton
                                     Title: Vice President


                                     BANK ONE, NA (Main Office Chicago)

                                By: /s/ Tatiana Ross
                                    --------------------------------------------
                                     Name: Tatiana Ross
                                     Title: Commercial Banking Officer


                                HSBC BANK USA

                                By:  /s/ Monisha Khadse
                                    --------------------------------------------
                                     Name:  Monisha Khadse
                                     Title: Vice President


                                MELLON BANK, N.A.

                                By: /s/ Kristen M. Denning
                                    --------------------------------------------
                                     Name: Kristen M. Denning
                                     Title: Assistant Vice President


                                MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK

                                By: /s/ Dennis Wilczek
                                    --------------------------------------------
                                     Name: Dennis Wilczek
                                     Title: Associate

                                CO-AGENTS

                                ABN AMRO BANK N.V.

                                By: /s/ Andre Kel
                                    --------------------------------------------
                                     Name: Andre Kel
                                     Title: Senior Vice President


                                By: /s/ Juliette Mound
                                    --------------------------------------------
                                     Name: Juliette Mound
                                     Title: Assistant Vice President


                                BANCA DI ROMA

                                By: /s/ Steven Paley
                                    --------------------------------------------
                                     Name: Steven Paley
                                     Title: First V.P.

                                By: /s/ William J.Fontana
                                    --------------------------------------------
                                     Name: William J. Fontana
                                     Title: V.P.

                                BNP PARIBAS

                                By: /s/ Christopher Criswell
                                    --------------------------------------------
                                     Name: Christopher Criswell
                                     Title: Director


                                By:/s/ William Van Nostrand
                                    --------------------------------------------
                                     Name: William Van Nostrand
                                     Title: Director


                                NORTHERN TRUST COMPANY

                                By: /s/ Ashish S. Bhagwat
                                    --------------------------------------------
                                     Name: Ashish S. Bhagwat
                                     Title: Second Vice President


                                THE SUMITOMO BANK, LIMITED

                                By: /s/ Edward D. Henderson, Jr.
                                    --------------------------------------------
                                     Name: Edward D. Henderson, Jr.
                                     Title: Senior Vice President


                                WELLS FARGO BANK, NATIONAL ASSOCIATION

                                By: /s/ Bradley A. Hardy   /s/ Peter M. Angelico
                                    --------------------------------------------
                                     Name: Bradley A. Hardy    Peter M. Angelico
                                     Title: Vice President     Vice President


                                LENDERS

                                BANCO BILBAO VIZCAYA

                                By: /s/ Manuel Sanchez         John Martini
                                    --------------------------------------------
                                     Name: Manuel Sanchez      John Martini
                                     Title: Global Re. Manager Vice President
                                            Corporate Banking  Corporate Banking

                                THE FUJI BANK, LIMITED

                                By: /s/ Raymond Ventura
                                    --------------------------------------------
                                     Name: Raymond Ventura
                                     Title: Vice President & Manager

                                ROYAL BANK OF CANADA

                                By: /s/ Lori A. Ross
                                    --------------------------------------------
                                     Name: Lori Ross
                                     Title: Manager


                                STANDARD CHARTERED BANK

                      By: /s/ Shafiq Ur Rahman        /s/ Peter G.R. Dodds
                          ------------------------------------------------------
                            Name:  Shafiq Ur. Rahman       Peter G.R. Dodds
                            Title: Senior Vice President   Senior Credit Officer
                            Standard Chartered Bank Coin 98/62

                                UNICREDITO ITALIANO SPA

                      By: /s/ Christopher J. Eldin    /s/ Saiyed A. Abbas
                         -------------------------------------------------------
                            Name:Christopher J. Eldin     Saiyed A. Abbas
                            Title: FVP & Deputy Manager   Vice President

                                   SCHEDULE I
                   COMMITMENTS AND APPLICABLE LENDING OFFICES


---------------------------------------------------------------------------------------------------------------------------
NAME OF INITIAL LENDER             COMMITMENT       DOMESTIC LENDING OFFICE           EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                     $112,000,001     399 Park Avenue                   399 Park Avenue
                                                    New York, NY  10043               New York, NY  10043
                                                    Attn: Carolyn Sheridan            Attn: Carolyn Sheridan
                                                    Phone:  (212)                     Phone:  (212) 559-3245
                                                    Fax:  (212) 826-2371              Phone:  (212)
                                                                                      Fax:  (212) 826-2371
---------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.              $85,333,333      101 N. Tryon Street               101 N. Tryon Street
                                                    Charlotte, NC 28255               Charlotte, NC 28255
                                                    Attn: Carrie Cunder               Attn: Carrie Cunder
                                                    Phone: (704) 386-8382             Phone: (704) 386-8382
                                                    Fax: (704) 409-0064               Fax: (704) 409-0064
---------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank           $85,333,333      One Chase Manhattan Plaza         One Chase Manhattan Plaza
                                                    New York, NY 10081                New York, NY 10081
                                                    Attn: Lenora Kiernan              Attn: Lenora Kiernan
                                                    Phone: (212) 552-7309             Phone: (212) 552-7309
                                                    Fax: (212) 552-5650               Fax: (212) 552-5650
---------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, New York and/or  $85,333,333      31 West 52nd Street               31 West 52nd Street
Cayman Islands Branch                               New York, NY  10019               New York, NY  10019
                                                    Attn:  Colin T. Taylor            Attn:  Colin T. Taylor
                                                    Phone:  (212) 474-7904            Phone:  (212) 474-7904
                                                    Fax:  (212) 474-8212              Fax:  (212) 474-8212
---------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                  $85,333,333      222 Broadway                      222 Broadway
                                                    New York, NY 10038                New York, NY 10038
                                                    Attn: Paul Kavanagh               Attn: Paul Kavanagh
                                                    Phone: (212) 412-1547             Phone: (212) 412-1547
                                                    Fax: (212) 412-7585               Fax: (212) 412-7585
---------------------------------------------------------------------------------------------------------------------------
Banca Nazionale De Lavoro          $50,000,000      25 West 51st Street               25 West 51st Street
                                                    New York, NY 10019                New York, NY 10019
                                                    Attn: Giulio Giovine              Attn: Giulio Giovine
                                                    Phone: (212) 314-0239             Phone: (212) 314-0239
                                                    Fax: (212) 765-2978               Fax: (212) 765-2978
---------------------------------------------------------------------------------------------------------------------------
The Bank of New York               $50,000,000      One Wall Street                   One Wall Street
                                                    New York, NY 10286                New York, NY 10286
                                                    Attn: Ernest Fung                 Attn: Ernest Fung
                                                    Phone: (212) 635-6805             Phone: (212) 635-6805
                                                    Fax: (212) 635-7978               Fax: (212) 635-7978
---------------------------------------------------------------------------------------------------------------------------
The Bank of Tokyo-Mitsubishi       $50,000,000      1251 Avenue of the Americas       1251 Avenue of the Americas
                                                    12th Floor                        12th Floor
                                                    New York, NY 10020                New York, NY 10020
                                                    Attn: William Derasmo             Attn: William Derasmo
                                                    Phone: (212) 782-4359             Phone: (212) 782-4359
                                                    Fax: (212) 782-6445               Fax: (212) 782-6445
---------------------------------------------------------------------------------------------------------------------------
Bank One, NA                       $50,000,000      One Bank One Plaza                One Bank One Plaza
                                                    Chicago, IL 60670                 Chicago, IL 60670
                                                    Attn: Claudia Kech                Attn: Claudia Kech
                                                    Phone: (312) 732-1031             Phone: (312) 732-1031
                                                    Fax: (312) 732-4840               Fax: (312) 732-4840
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
HSBC Bank USA                      $50,000,000      140 Broadway, 4th Floor           140 Broadway, 4th Floor
                                                    New York, NY 10005                New York, NY 10005
                                                    Attn: Monisha Khadse              Attn: Monisha Khadse
                                                    Phone: (212) 658-5572             Phone: (212) 658-5572
                                                    Fax: (212) 658-5109               Fax: (212) 658-5109
---------------------------------------------------------------------------------------------------------------------------
Mellon Bank                        $50,000,000      3 Mellon Bank Center, 12th Floor  3 Mellon Bank Center, 12th Floor
                                                    Pittsburgh, PA 15259              Pittsburgh, PA 15259
                                                    Attn: Sannford Richards           Attn: Sannford Richards
                                                    Phone: (412) 234-8285             Phone: (412) 234-8285
                                                    Fax: (412) 209-6118               Fax: (412) 209-6118
---------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Company      $50,000,000      Morgan Guaranty Trust Company of  Morgan Guaranty Trust Company -
                                                    New York                          Nassau Bahamas Branch
                                                    60 Wall Street                    c/o JP Morgan Services Inc.
                                                    New York, NY 10260-0060           500 Stanton Christiana Road
                                                    Attn: Andrew Lipsett              Newark, DE 19713
                                                    Phone: (302) 634-1872             Attn: Andrew Lipsett
                                                    Fax: (302) 634-8177               Phone: (302) 634-1872
                                                                                      Fax: (302) 634-8177
---------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                 $21,666,667      208 South LaSalle Street          208 South LaSalle Street
                                                    Suite 1500                        Suite 1500
                                                    Chicago, IL 60604                 Chicago, IL 60604
                                                    Attn: Credit Administration       Attn: Credit Administration
                                                    Phone: (312) 992-5110             Phone: (312) 992-5110
                                                    Fax: (312) 992-5111               Fax: (312) 992-5111
---------------------------------------------------------------------------------------------------------------------------
Banca di Roma                      $21,666,667      34 East 51st Street               34 East 51st Street
                                                    New York, NY 10022                New York, NY 10022
                                                    Attn: Lino Caldera                Attn: Lino Caldera
                                                    Phone: (212) 407-1613             Phone: (212) 407-1613
                                                    Fax: (212) 407-1684               Fax: (212) 407-1684
---------------------------------------------------------------------------------------------------------------------------
BNP Paribas                        $21,666,667      499 Park Avenue                   499 Park Avenue
                                                    New York, NY  10022               New York, NY  10022
                                                    Attn: Andree Mitton/Robin         Attn: Andree Mitton/Robin
                                                    Jackson-Bogner                    Jackson-Bogner
                                                    Phone:  (212) 415-9617/9616       Phone:  (212) 415-9617/9616
                                                    Fax:  (212) 415-9606              Fax:  (212) 415-9606
---------------------------------------------------------------------------------------------------------------------------
Northern Trust Company             $21,666,667      50 S. LaSalle Street              50 S. LaSalle Street
                                                    Chicago, IL 60675                 Chicago, IL 60675
                                                    Attn: Linda Honda                 Attn: Linda Honda
                                                    Phone: (312) 444-3532             Phone: (312) 444-3532
                                                    Fax: (312) 630-1566               Fax: (312) 630-1566
---------------------------------------------------------------------------------------------------------------------------
The Sumitomo Bank, Limited         $21,666,667      277 Park Avenue                   277 Park Avenue
                                                    New York, NY 10172                New York, NY 10172
                                                    Attn: Edward McColly              Attn: Edward McColly
                                                    Phone: (212) 224-4139             Phone: (212) 224-4139
                                                    Fax: (212) 224-4384               Fax: (212) 224-4384
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo (Norwest)              $21,666,667      Sixth & Marquette                 Sixth & Marquette
                                                    3rd Floor                         3rd Floor
                                                    Minneapolis, MN 55479             Minneapolis, MN 55479
                                                    Attn: Molly S. Van Metre          Attn: Molly S. Van Metre
                                                    Phone: (612) 667-9147             Phone: (612) 667-9147
                                                    Fax: (612) 667-2276               Fax: (612) 667-2276
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya               $13,333,333      1345 Avenue of the Americas       1345 Avenue of the Americas
                                                    45th Floor                        45th Floor
                                                    New York, NY 10105                New York, NY 10105
                                                    Attn: Anne-Maureen Sarfati        Attn: Anne-Maureen Sarfati
                                                    Phone: (212) 728-1654             Phone: (212) 728-1654
                                                    Fax: (212) 333-2904               Fax: (212) 333-2904
---------------------------------------------------------------------------------------------------------------------------
Fuji Bank                          $13,333,333      Two World Trade Center            Two World Trade Center
                                                    New York, NY 10048                New York, NY 10048
                                                    Attn: Tina Catapano               Attn: Tina Catapano
                                                    Phone: (212) 898-2099             Phone: (212) 898-2099
                                                    Fax: (212) 488-8216               Fax: (212) 488-8216
---------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada               $13,333,333      One Liberty Plaza, 4th Floor      One Liberty Plaza, 4th Floor
                                                    New York, NY 10006                New York, NY 10006
                                                    Attn: Aurora Lanteigne            Attn: Aurora Lanteigne
                                                    Phone: (212) 428-6338             Phone: (212) 428-6338
                                                    Fax: (212) 428-2372               Fax: (212) 428-2372
---------------------------------------------------------------------------------------------------------------------------
Standard Chartered                 $13,333,333      7 World Trade Center              7 World Trade Center
                                                    New York, NY 10048                New York, NY 10048
                                                    Attn: Kevin Fax                   Attn: Kevin Fax
                                                    Phone:  (212) 667-0341            Phone:  (212) 667-0341
                                                    Fax: (212) 667-0568               Fax: (212) 667-0568
---------------------------------------------------------------------------------------------------------------------------
Unicredito Italiano                $13,333,333      375 Park Avenue                   Grand Cayman Branch
                                                    New York, NY 10152                c/o Unicredito Italiano, NY Branch
                                                    Attn: Christopher Eldin           375 Park Avenue
                                                    Phone:  (212) 546-9611            New York, NY 10152
                                                    Fax: (212) 546-9665               Attn: Christopher Eldin
                                                                                      Phone:  (212) 546-9611
                                                                                      Fax: (212) 546-9665
---------------------------------------------------------------------------------------------------------------------------